Exhibit 10.1

NOTE PURCHASE AGREEMENT

THIS NOTE PURCHASE AGREEMENT (“Agreement”) is made as of September 16, 2024, by and among Pure Bioscience, Inc., a Delaware corporation (the “Company”), and the lenders (each, a “Lender” and collectively, the “Lenders”) named on Schedule 1 attached hereto (the “Schedule of Lenders”). Capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to them in Section 1 below.

1. Definitions.

(a) “Action” shall have the meaning ascribed to such term in Section 4.9.

(b) “Affiliate” shall mean any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Lender, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Lender will be deemed to be an Affiliate of such Lender.

(c) “Board of Directors” shall mean the board of directors of the Company.

(d) “Commission” shall mean the United States Securities and Exchange Commission.

(e) “Common Stock” shall mean the Company’s common stock, par value $0.01 per share.

(f) “Common Stock Equivalents” shall mean any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

(g) “Consideration” shall mean the amount of money paid by each Lender pursuant to this Agreement as shown on the Schedule of Lenders.

(h) “Conversion Price” shall mean:

(i) with respect to a conversion pursuant to Section 2.2(a) or 2.2(b) the VWAP for the Conversion Shares as reported on the Trading Market on the Trading Day on the last trading day prior to the date of conversion; and

(ii) with respect to a conversion pursuant to Section 2.2(c) below, the VWAP for the Conversion Shares as reported on the Trading Market on the last trading day prior to the public announcement of the execution of the definitive documents with respect to the Corporate Transaction.

(i) “Conversion Shares” shall mean shares of Common Stock.

(j) “Corporate Transaction” shall mean (i) the closing of the sale, transfer or other disposition of all or substantially all of the Company’s assets, (ii) the consummation of the merger or consolidation of the Company with or into another entity (except a merger or consolidation in which the holders of capital stock of the Company immediately prior to such merger or consolidation continue to hold at least 50% of the voting power of the capital stock of the Company or the surviving or acquiring entity), (iii) the closing of the transfer (whether by merger, consolidation or otherwise), in one transaction or a series of related transactions, to a person or group of affiliated persons (other than an underwriter of the Company’s securities), of the Company’s securities if, after such closing, such person or group of affiliated persons would hold 50% or more of the outstanding voting stock of the Company (or the surviving or acquiring entity) or (iv) a liquidation, dissolution or winding up of the Company; provided, however, that a transaction shall not constitute a Corporate Transaction if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately prior to such transaction.

(k) “Evaluation Date” shall have the meaning ascribed to such term in Section 4.17.

(l) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(m) “GAAP” shall have the meaning ascribed to such term in Section 4.7.

(n) “Intellectual Property Rights” shall have the meaning ascribed to such term in Section 4.14.

(o) “Lien” shall mean a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

(p) “Material Adverse Effect” shall have the meaning assigned to such term in Section 4.1.

(q) “Material Permits” shall have the meaning ascribed to such term in Section 4.12.

(r) “Maturity Date” shall mean the date that is three years following the date of issuance of the Note.

(s) “Notes” shall mean the one or more promissory notes issued to each Lender pursuant to Section 2.1 below, the form of which is attached hereto as Exhibit A.

(t) “Person” shall mean an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

(u) “Proceeding” shall mean an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

(v) “Required Approvals” shall have the meaning ascribed to such term in Section 4.4.

(w) “Requisite Noteholders” shall mean the holders of a majority in interest of the aggregate outstanding principal amount of the Notes.

(x) “Rule 144” shall mean Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

(y) “SEC Reports” shall have the meaning ascribed to such term in Section 4.7.

(z) “Securities Act” shall mean the Securities Act of 1933, as amended.

(aa) “Subsidiary” shall mean any subsidiary of the Company, as disclosed by the Company in its SEC Reports.

(bb) “Trading Market” shall mean any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE AMEX, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTC Markets, Inc., or the OTC Bulletin Board (or any successors to any of the foregoing).

(cc) “Transaction Documents” shall mean this Agreement, the Notes issued pursuant to this Agreement, and such other documents, instruments, certificates, supplements, amendments, exhibits and schedules required and/or attached pursuant to this Agreement and/or any of the above documents, and/or any other document and/or instrument related to the above agreements, documents and/or instruments, and the transactions hereunder and/or thereunder and/or any other agreement, documents or instruments required or contemplated hereunder or thereunder, whether now existing or at any time hereafter arising.

(dd) “VWAP” shall mean the 30-day volume-weighted average price of the Common Stock on the Trading Market.

2. Terms of the Notes.

2.1 Issuance of Notes. In return for the Consideration paid by each Lender, the Company shall sell and issue to such Lender one or more Notes. Each Note shall have a principal balance equal to the Consideration paid by such Lender for the Note, as set forth in the Schedule of Lenders. Each Note shall be convertible into Conversion Shares pursuant to Section 2.2 below.

2.2 Right to Convert Notes.

(a) Right to Convert. Subject to and upon compliance with the provisions herein, and provided that the Conversion Price is at least $0.095 per share and less than or equal to $0.175 per share, (i) each Lender shall have the right, at such Lender’s option, to convert all of its Notes or any portion thereof into Conversion Shares, at any time until such Lender’s Note is no longer outstanding, and (ii) the Company shall have the right, at the Company’s option, to convert all of the Notes or any portion thereof into Conversion Shares, at any time until any Notes issued hereunder is outstanding.

(b) Automatic Conversion. At any time following the date that is one year following the date of issuance of the first Note issued hereunder, and provided that the Conversion Price is at least $0.095 per share, each Note shall be automatically converted into Conversion Shares upon the date, or the occurrence of an event, specified in writing by the Requisite Noteholders, in accordance with this Section 2.2, at any time prior to the Maturity Date.

(c) Corporate Transaction. In the event of a Corporate Transaction prior to full payment of a Note or prior to the time when a Note may otherwise be converted (as provided herein), all outstanding principal and unpaid accrued interest due on such Note shall be automatically converted into Conversion Shares on the trading day immediately prior to the closing of the Corporate Transaction. The number of Conversion Shares to be issued upon conversion shall be equal to the quotient, obtained by dividing (x) the outstanding principal and unpaid accrued interest due on a Note to be converted on the date of the conversion by (y) the Conversion Price.

(d) No Fractional Shares. Upon the conversion of a Note into Conversion Shares, in lieu of any fractional shares to which the holder of the Note would otherwise be entitled, the Company shall pay the Note holder cash equal to such fraction multiplied by the Conversion Price.

(e) Mechanics of Conversion. Before any Note holder shall be entitled to convert the same into Conversion Shares, such holder shall give written notice to the Company of the election to convert such Notes into Conversion Shares. The Company shall not be required to issue or deliver the Conversion Shares until the Note holder has surrendered the Note to the Company. Such conversion may be made contingent upon the closing of the Corporate Transaction.

(f) Trading Market Regulation. The Company shall not issue any shares of Common Stock pursuant to the terms of any Note if the issuance of such Common Stock would exceed the aggregate number of shares of Common Stock which the Company may issue without breaching the Company’s obligations under the rules or regulations of the Trading Market.

3. Closing Mechanics.

3.1 Closing. The initial closing (the “Closing”) of the purchase of the Notes in return for the Consideration paid by each Lender shall take place remotely via teleconference, e-mail or likewise at such time and place as the Company and the Lender agree upon orally or in writing. At the Closing, each Lender shall deliver the Consideration to the Company and the Company shall deliver to each Lender one or more executed Notes in return for the respective Consideration provided to the Company.

3.2 Subsequent Closing. In any subsequent closing (each, a “Subsequent Closing”), the Company may sell additional Notes subject to the terms of this Agreement to any Lender as it shall select; provided that such sale shall not take place later than July 31, 2025, and the aggregate amount of Consideration does not exceed $3 million. Any subsequent purchasers of Notes shall become a party to, and shall be entitled to receive Notes in accordance with this Agreement. Each Subsequent Closing shall take place at such locations and at such times as shall be mutually agreed upon orally or in writing by the Company and such purchasers of additional Notes.

4. Representations and Warranties of the Company. In connection with the transactions provided for herein, the Company hereby represents and warrants to each Lender that:

4.1 Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of the Transaction Documents, (ii) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

4.2 Authorization. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection therewith other than in connection with the Required Approvals. Each Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

4.3 No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents and the consummation by it of the transactions contemplated hereby to which it is a party do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

4.4 Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filing of a Report on Form 8-K describing the material terms of the transactions contemplated hereby, (ii) the filing of Form D with the Commission (iii) such filings as are required to be made under applicable state securities laws and (iv) those that have been made or obtained prior to the date of this Agreement (collectively, the “Required Approvals”).

4.5 Valid Issuance of Stock. The Conversion Shares to be issued, and delivered upon conversion of the Notes will be duly and validly issued, fully paid and nonassessable and, based in part upon the representations and warranties of the Lenders in this Agreement, will be issued in compliance with all applicable federal and state securities laws. The Company has authorized sufficient shares of Common Stock to allow for conversion of the Notes as described in Section 2.2.

4.6 Capitalization. The capitalization of the Company is as described in the Company’s most recent periodic report filed with the Commission. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans, pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act and issuances of equity securities for equity compensation purposes, approved by the Board of Directors, in the ordinary course of business or otherwise disclosed by the Company in its SEC Reports. Except as described in the Company’s most recent periodic report filed with the Commission or as a result of the purchase and sale of the Notes, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents, other than issuances of equity securities for equity compensation purposes, approved by the Board of Directors, in the ordinary course of business or otherwise disclosed by the Company in its SEC Reports. The issuance and sale of the Notes will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Lenders) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Notes. Except as disclosed in the SEC Reports, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

4.7 SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to, or identified in, Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

4.8 Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Notes contemplated by this Agreement or as set forth in the SEC Filings, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective business, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one Trading Day prior to the date that this representation is made.

4.9 Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Conversion Shares or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

4.10 Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. No executive officer, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.11 Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or governmental body or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

4.12 Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as currently conducted and as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

4.13 Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

4.14 Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.15 Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Subscription Amount. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

4.16 Transactions with Affiliates and Employees. Except as set forth in the SEC Reports and except with respect to the transactions contemplated hereunder, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act.

4.17 Sarbanes-Oxley; Internal Accounting Controls. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected in an adverse manner, or is reasonably likely to materially affect in an adverse manner, the Company’s internal control over financial reporting.

4.18 Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Lenders shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 4.18 that may be due in connection with the transactions contemplated by the Transaction Documents.

4.19 Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Shares, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

4.20 Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as disclosed in the SEC Reports, the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. Except as disclosed in the SEC Reports, the Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. For purposes this Agreement and the transactions contemplated hereby, the delisting from the Trading Market on which the Common Stock is currently listed shall not be deemed to result in a Material Adverse Effect.

4.21 Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Lenders as a result of the Lenders and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Notes and the Lenders’ ownership of the Conversion Shares issuable upon conversion of the Notes.

4.22 Disclosure. All of the disclosure furnished by or on behalf of the Company to the Lenders regarding the Company, its business and the transactions contemplated hereby, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that no Lender makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 5 hereof.

4.23 Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

4.24 Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

4.25 Accountants. The Company’s accounting firm is as set forth in the SEC Reports. To the knowledge and belief of the Company, such accounting firm is a registered public accounting firm as required by the Exchange Act.

4.26 Acknowledgment Regarding Lenders’ Purchase of Shares. The Company acknowledges and agrees that each of the Lenders is acting solely in the capacity of an arm’s length purchase with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Lender is acting as a financial advisor of the Company (or in any similar capacity) with respect to the Transaction Documents. The Company further represents to each Lender that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

5. Representations, Warranties and Additional Agreements of the Lenders.

5.1 Representations and Warranties of the Lenders. In connection with the transactions provided for herein, each Lender hereby represents and warrants to the Company that:

(a) Authorization. This Agreement constitutes such Lender’s valid and legally binding obligation, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights and (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies. Each Lender represents that it has full power and authority to enter into this Agreement.

(b) Purchase Entirely for Own Account. Each Lender acknowledges that this Agreement is made with Lender in reliance upon such Lender’s representation to the Company that the Notes, the Conversion Shares (collectively, the “Securities”) will be acquired for investment for Lender’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Lender has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, each Lender further represents that such Lender does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Securities.

(c) Disclosure of Information. Each Lender acknowledges that it has received all the information it considers necessary or appropriate for deciding whether to acquire the Securities. Each Lender further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities.

(d) Investment Experience. Each Lender is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. If other than an individual, each Lender also represents it has not been organized solely for the purpose of acquiring the Securities.

(e) Accredited Investor. Each Lender is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, as presently in effect (“Rule 501”). If such Lender has been organized for the purpose of acquiring the Securities, each holder of securities of such Lender, or holder of any right to acquire such securities or any of the Securities, is an “accredited investor” pursuant to Rule 501.

(f) Restricted Securities. Each Lender understands that the Securities are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. Each Lender represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect (“Rule 144”), and understands the resale limitations imposed thereby and by the Securities Act.

5.2 Further Limitations on Disposition. Without in any way limiting the representations and warranties set forth above, each Lender further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 5 and:

(a) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(b) (i) Lender has notified the Company of the proposed disposition and has furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition and (ii) if reasonably requested by the Company, Lender shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144.

Lender shall not make any disposition of any of the Securities to any of the Company’s competitors, or to any person that would result in the Company being ineligible to rely on Rule 506 of Regulation D in regards to the issuance of the Securities or any subsequent issuance of securities of the Company, as such in either case is in good faith determined by the Company.

5.3 Bad Actor Representations and Covenants. Each Lender hereby represents and warrants to the Company that such Lender has not been convicted of any of the felonies or misdemeanors or has been subject to any of the orders, judgments, decrees or other conditions set forth in Rule 506(d) of Regulation D promulgated by the SEC, which are excerpted in their current form on Exhibit C. Each Lender covenants to provide immediate written notice to the Company in the event such Lender is convicted of any felony or misdemeanor or becomes subject to any order, judgment, decree or other condition set forth in Rule 506(d) of Regulation D promulgated by the SEC, as may be amended from time to time. Each Lender covenants to provide such information to the Company as the Company may reasonably request in order to comply with the disclosure obligations set forth in Rule 506(e) of Regulation D promulgated by the SEC, as may be amended from time to time.

5.4 Exculpation Among Lenders. Each Lender acknowledges that it is not relying upon any person, firm or corporation or stockholder, other than the Company and its officers and directors in their capacities as such, in making its investment or decision to invest in the Company. Each Lender agrees that no Lender nor the respective controlling persons, officers, directors, partners, agents, stockholders or employees of any Lender shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Securities.

6. Covenants.

6.1 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Lender, the Company may require, at the Company’s expense, the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of a Lender under this Agreement.

(b) The Lenders agree to the imprinting, so long as is required by this Section 6.1, of a legend on any of the Securities in the following form:

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAS BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL IN A FORM ACCEPTABLE TO THE COMPANY.

6.2 Rule 144 Availability; Public Information. During the period commencing from the six month anniversary of the date hereof and ending on the earlier of (i) the date that the Notes are no longer outstanding or (ii) such time that such public information is no longer required for the Lenders to transfer the Securities pursuant to Rule 144 under the Securities Act, the Company shall use its commercially best efforts to satisfy the current public information requirement under Rule 144(c) under the Securities Act.

6.3 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide any Lender or its agents or counsel with any information that constitutes, or that the Company reasonably believes constitutes, material non-public information, unless prior thereto such Lender shall have consented to the receipt of such information and agreed with the Company to keep such information confidential and not trade Company securities while in possession of such information. The Company understands that each Lender may be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company delivers any material, non-public information to a Lender without such Lender’s consent, the Company hereby covenants and agrees that such Lender shall not have any duty of confidentiality to Company or any of its officers, directors, agents, employees or Affiliates, or a duty to the Company or any of its officers, directors, agents, employees or Affiliates not to trade on the basis of such material, non-public information, provided that the Lender shall remain subject to applicable law. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. Such Lender shall not have any liability to the Company or any of its directors, officers, employees, stockholders or agents, for any such disclosure. The Company understands that each Lender may be relying on the foregoing covenants and obligations in effecting transactions in securities of the Company.

6.4  Reservation of Shares.

(a) The Company covenants and agrees that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock a number of shares of Common Stock at least equal to the Required Minimum (as defined below). The “Required Minimum” means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Conversion Shares issuable upon conversion in full of the Notes, ignoring any conversion limits set forth therein. For purposes of calculating the Required Minimum, the Company shall assume that all outstanding principal of all Notes will remain outstanding until the applicable Maturity Date.

(b) The Company shall, if applicable: (i) in the time and manner required by the Trading Market, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Required Minimum on the date of such application, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing or quotation on such Trading Market as soon as possible thereafter, (iii) provide to the Lenders evidence of such listing or quotation and (iv) maintain the listing or quotation of such Common Stock on any date at least equal to the Required Minimum on such date on such Trading Market or another Trading Market. The Company agrees to maintain the eligibility of the Common Stock for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.

6.5   Securities Law Disclosure; Publicity. (i) No later than 9:30 am (EDT) on the fourth Trading Day after the date hereof, the Company shall issue a Current Report on Form 8-K (the “Current Report”) disclosing the material terms of the transactions contemplated hereby, and including the Transaction Documents required to be included in such Current Report as exhibits thereto. The Company represents to the Lenders that, as of the issuance of the first such Current Report, the Company shall have publicly disclosed all material, non-public information delivered to the Lenders, if any, as of such time by the Company, or any of its respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. The Company shall afford each Lender and such Lender’s counsel with a reasonable opportunity to review and comment upon, shall consult with them on the form and substance of, and shall give due consideration to all such comments from them on, any press release, SEC filing or any other public disclosure made by or on behalf of the Company relating to such Lender, the Transaction Documents and/or the transactions contemplated by any Transaction Document, prior to the issuance, filing or public disclosure thereof, and the Company shall not issue, file or publicly disclose any such information to which any Lender shall reasonably object, unless required by law. For the avoidance of doubt, the Company shall not be required to submit for review any such disclosure contained in periodic reports filed with the SEC under the Exchange Act if it shall have previously provided the same disclosure for review in connection with a previous filing. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Lender, or include the name of any Lender in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Lender, except: (a) as required by federal securities law in connection with the filing of final Transaction Documents with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Lenders with prior notice of such disclosure permitted under this clause (b).

6.6  Taxes and Liabilities. The Company shall pay when due all of its material taxes, assessments and other liabilities, except as contested in good faith and by appropriate proceedings and for which adequate reserves in conformity with GAAP have been established.

6.7 Good Title. The Company shall at all times maintain good and marketable title to all of its assets necessary for the operation of its business.

6.8 Maintenance of Intellectual Property Rights. The Company will take all reasonable action necessary or advisable to maintain all of the Intellectual Property Rights of the Company that are necessary or material to the conduct of its business in full force and effect.

6.9 Further Assurances. The Company shall, from time to time execute and deliver, or cause to be executed and delivered, such additional instruments, certificates or documents, and take such actions, as the Lenders may reasonably request for the purposes of implementing or effectuating the provisions of this Agreement and the other Documents.

7. Closing Conditions.

7.1 Closing Conditions of Lender. Each Lender’s obligation to purchase the Note at Closing is subject to the fulfillment of each and every one of the following conditions prior to or contemporaneously with such Closing (unless waived by such Lender in writing in its sole and absolute discretion):

(a) Delivery of Documents. Each Lender shall have received from the Company each of the following (together with all exhibits, schedules, and annexes to each of the following), in form and substance reasonably satisfactory to such Lender and its counsel and, where applicable, duly executed and recorded (to the extent required):

(i) this Agreement;

(ii) the Note in such Lender’s name having the principal amount set forth on the Schedule of Lenders;

(b) Approvals. The receipt by each Lender of all governmental and third-party approvals necessary in connection with the execution and performance of the Transaction Documents and the transactions contemplated thereby, all of which consents/approvals shall be in full force and effect.

(c) Additional Conditions. The fulfillment of each and every one of the following conditions prior to or contemporaneously with the Closing:

(i) Representations and Warranties. Each of the representations and warranties made by Company in or pursuant to the Transaction Documents and all schedules and/or exhibits to this Agreement and/or any of the other Documents shall be true and correct in all material respects on and as of the Closing as if made (or given) on and as of such date (except where such representation and warranty speaks of a specific date, in which case such representation and warranty shall be true and correct as of such date).

(ii) No Events of Default. No Event of Default (as defined below) or any other event that, with the passage of time or the giving of notice or both, would become an Event of Default shall have occurred or would result from the sale of the Notes to the Lender or the performance of any other transaction set forth or contemplated by any of the Transaction Documents.

(iii) Compliance with Laws. The Company shall have complied with all applicable federal, state and local governmental laws, rules, regulations and ordinances in connection with the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the Company shall have obtained all permits and qualifications required by any applicable state securities or “Blue Sky” laws for the offer and sale of the Securities by the Company to the Lenders.

(iv) No Injunction. No statute, regulation, order, decree, writ, ruling or injunction shall have been enacted, entered, promulgated, threatened in writing or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of or which would materially modify or delay the execution and performance of the Transaction Documents and/or any of the transactions contemplated by the Transaction Documents.

(v) No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any court or governmental authority shall have been commenced or threatened in writing, and no inquiry or investigation by any governmental authority shall have been commenced or threatened in writing, against the Company, or any of the officers, directors or affiliates of the Company, seeking to restrain, prevent or change the Transaction Documents and/or any of the transactions contemplated by the Documents, or seeking material damages in connection with such Transaction Documents and/or transactions.

(vi) No Material Adverse Effect. No condition, occurrence, state of facts or event constituting a Material Adverse Effect shall have occurred and be continuing.

(vii) Completion of Due Diligence. Each Lender shall have completed its legal, business and financial due diligence of the Company to its full satisfaction and shall be fully satisfied with the results thereof.

(viii) No Suspension of Trading in or Notice of Delisting of Common Stock. Trading in the Common Stock shall not have been suspended and/or halted by the SEC, the Trading Market or FINRA. The Company shall not have received any final and non-appealable notice that the listing or quotation of the Common Stock on the Trading Market shall be terminated on a date certain (unless, prior to such date certain, the Common Stock is listed or quoted on any other Trading Market); trading in securities generally as reported on the Trading Market shall not have been suspended or limited, nor shall a banking moratorium have been declared either by the U.S. or New York State authorities; there shall not have been imposed any suspension of electronic trading or settlement services by the Depository Trust Company (“DTC”) with respect to the Common Stock that is continuing; the Company shall not have received any notice from DTC to the effect that a suspension of electronic trading or settlement services by DTC with respect to the Common Stock is being imposed or is contemplated (unless, prior to such suspension, DTC shall have notified the Company in writing that DTC has determined not to impose any such suspension); nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis that has had or would reasonably be expected to have a material adverse change in any U.S. financial, credit or securities market that is continuing.

7.2 Closing Conditions of Company. The obligation of the Company to sell and issue the Notes to the Lenders at the Closing is subject to the fulfillment, to the Company’s reasonable satisfaction, prior to or contemporaneously with the Closing, of each of the following conditions (unless waived by the Company in writing in its sole and absolute discretion):

(a) Delivery of Transaction Documents. The Company shall have received from each Lender this Agreement (together with all exhibits, schedules, and annexes to each of the following), in form and substance reasonably satisfactory to the Company and its counsel and, where applicable, duly executed and recorded (to the extent required).

(b) Approvals. The receipt by the Company of all governmental and third-party approvals necessary in connection with the execution and performance of the Transaction Documents and the transactions contemplated thereby, all of which consents/approvals shall be in full force and effect.

(c) Additional Conditions. The fulfillment of each and every one of the following conditions prior to or contemporaneously with the Closing:

(i) Representations and Warranties. Each of the representations and warranties made by the Lenders in or pursuant to the Transaction Documents and all schedules and/or exhibits to this Agreement and/or any of the other Transaction Documents shall be true and correct in all material respects on and as of the Closing as if made (or given) on and as of such date (except where such representation and warranty speaks of a specific date, in which case such representation and warranty shall be true and correct as of such date).

(ii) Compliance with Laws. The Lenders shall have complied with all applicable federal, state and local governmental laws, rules, regulations and ordinances in connection with the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, including, without limitation, any applicable state securities or “Blue Sky” laws.

(iii) No Injunction. No statute, regulation, order, decree, writ, ruling or injunction shall have been enacted, entered, promulgated, threatened in writing or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of or that would materially modify or delay any of the transactions contemplated by the Transaction Documents.

(iv) Receipt of the Purchase Price. The Company shall have received the Consideration from each Lender as set forth on the Schedule of Lender attached hereto.

8. Defaults and Remedies.

8.1 Events of Default. Any of the following events shall be considered an “Event of Default” with respect to each Note:

(a) The Company shall default in the payment of any part of the principal or unpaid accrued interest on the Note, (i) for more than thirty (30) days after demand for payment therefor by the Requisite Noteholders following the Note becoming due and payable pursuant to the terms and conditions of the Notes, or (ii) after a date fixed by acceleration or otherwise;

(b) The Company shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a voluntary petition for bankruptcy, or shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting the material allegations of a petition filed against the Company in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Company, or of all or any substantial part of the properties of the Company, or the Company or its respective directors or majority stockholders shall take any action looking to the dissolution or liquidation of the Company;

(c) Within thirty (30) days after the commencement of any proceeding against the Company seeking any bankruptcy reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed, or within thirty (30) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated; or

(d) The Company shall fail to observe or perform any other obligation to be observed or performed by it under this Agreement, the Notes within fifteen (15) days after written notice from the Requisite Noteholders to perform or observe such obligation.

8.2 Remedies. Upon the occurrence of an Event of Default under Section 8.1 hereof, at the option and upon the declaration of the Requisite Noteholders, the entire unpaid principal and accrued and unpaid interest on the Notes shall, without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived, be forthwith due and payable, and such Requisite Noteholders may, immediately and without expiration of any period of grace, enforce payment of all amounts due and owing under such Notes and exercise any and all other remedies granted to them at law, in equity or otherwise.

9. Miscellaneous.

9.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties; provided, however, the Company may not assign its obligations under this Agreement without the written consent of the Requisite Noteholders. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

9.2 Governing Law. The Transaction Documents shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents, made and to be performed entirely within the State of Delaware.

9.3 Counterparts; Delivery. This Agreement may be executed by electronic signature and in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument. Counterparts may be delivered by facsimile, electronic mail (including pdf) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

9.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

9.5 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not so confirmed, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the following addresses (or at such other addresses as shall be specified by notice given in accordance with this Section 9.5):

If to the Company:

PURE BIOSCIENCE, INC.

771 Jamacha Rd. #512

El Cajon, CA 92019

Attention: Corporate Secretary

If to Lenders:

At the respective addresses shown on the signature pages hereto.

9.6 Finder’s Fee. Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. Lender agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which Lender or any of its officers, partners, employees or representatives is responsible. The Company agrees to indemnify and hold harmless Lender from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

9.7 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled. Each party hereto shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

9.8 Entire Agreement; Amendments and Waivers. This Agreement, the Notes and the other documents expressly delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. The Company’s agreements with each of the Lenders are separate agreements, and the sales of the Notes to each of the Lenders are separate sales. Nonetheless, any term of this Agreement, the Notes may be amended and the observance of any term of this Agreement, the Notes may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Requisite Noteholders. Any waiver or amendment effected in accordance with this Section shall be binding upon each party to this Agreement and any holder of any Note purchased under this Agreement at the time outstanding and each future holder of all such Notes.

9.9 Effect of Amendment or Waiver. Each Lender acknowledges that by the operation of Section 9.8 hereof, the Requisite Noteholders will have the right and power to diminish or eliminate all rights of such Lender under this Agreement and each Note issued to such Lender.

9.10 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

9.11 Acknowledgement. In order to avoid doubt, it is acknowledged that each Lender shall be entitled to the benefit of all adjustments in the number of shares of Common Stock of the Company issuable upon conversion of the Notes or as a result of any splits, recapitalizations, combinations or other similar transaction affecting the Conversion Shares that occur prior to the conversion of the Notes.

9.12 Indemnity; Costs, Expenses and Attorneys’ Fees. The Company shall indemnify and hold each Lender harmless from any loss, cost, liability and legal or other expense, including attorneys’ fees of such Lender’s counsel, which a Lender may directly or indirectly suffer or incur by reason of the failure of the Company to perform any of its obligations under this Agreement, any Note, any agreement executed in connection herewith or therewith, any grant of or exercise of remedies with respect to any collateral at any time securing any obligations evidenced by this Agreement or the Notes, or any Lender’s execution or performance of this Agreement or any agreement executed in connection herewith[; provided, however, the indemnity agreement contained in this section shall not apply to liabilities which a Lender may directly or indirectly suffer or incur by reason of Lender’s own gross negligence or willful misconduct.

9.13 Waiver of Jury Trial. TO THE EXTENT EACH MAY LEGALLY DO SO, EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS AGREEMENT, OR IN ANY WAY CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALING OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE EXTENT EACH MAY LEGALLY DO SO, EACH PARTY HERETO HEREBY AGREES THAT ANY SUCH CLAIM, DEMAND, ACTION, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT EITHER PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF ANY OTHER PARTY HERETO TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

9.14 Survival. The representations, warranties, covenants and agreements made herein shall survive the closing of the transactions contemplated hereby.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PURE BIOSCIENCE, INC.

By:
Name:	Robert Bartlett
Title:	Chief Executive Officer & President

Signature Page to
PURE Bioscience, Inc. Note Purchase Agreement

LENDER SIGNATURE PAGES TO PURE BIOSCIENCE, INC. NOTE PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Note Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Lender:

Signature of Authorized Signatory of Lender: _________________________

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Address for Notice to Lender:

Address for Delivery of Securities to Lender (if not same as address for notice):

EIN or SSN Number:

Principal Amount of Notes Purchased: $

Signature Page to
PURE Bioscience, Inc. Note Purchase Agreement

SCHEDULE 1

SCHEDULE OF LENDERS

Lender	Total Consideration (Principal Balance of Promissory Note)

TOTAL	$

EXHIBIT A

THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

CONVERTIBLE PROMISSORY NOTE

[No. __-__]	Date of Issuance
$_________________	September 16, 2024

FOR VALUE RECEIVED, Pure Bioscience, Inc., a Delaware corporation (the “Company”), hereby promises to pay to the order of __________________________ (the “Lender”), the principal sum of _______________________________________ ($____________), together with interest thereon from the date of this Note. Interest shall accrue at a rate equal to 7.88%1, compounded annually. Unless earlier converted into Conversion Shares pursuant to Section 2.2 of that certain Note Purchase Agreement dated September 16, 2024 among the Company, Lender and certain other investors (the “Purchase Agreement”), the principal and accrued interest shall be due and payable by the Company on demand by the Lender at any time after three years following the date of issuance of this Note (the “Maturity Date”).

This Note is one of a series of Notes issued pursuant to the Purchase Agreement, and capitalized terms not defined herein shall have the meaning set forth in the Purchase Agreement.

1. Payment. All payments shall be made in lawful money of the United States of America at the principal office of the Company, or at such other place as the holder hereof may from time to time designate in writing to the Company. Payment shall be credited first to Costs (as defined below), if any, then to accrued interest due and payable and any remainder applied to principal. Prepayment of principal, together with accrued interest, may not be made without the consent of the Requisite Holders. The Company hereby waives demand, notice, presentment, protest and notice of dishonor.

2. Security. This Note is a general unsecured obligation of the Company.

1 To equal the (i) the 30-day average of the Secured Overnight Financing Rate (SOFR) plus (ii) 2.5%. The monthly average SOFR rate will be based on the New York Fed website located at: https://www.newyorkfed.org/markets/reference-rates/sofr.

3. Conversion of the Notes. This Note and any amounts due hereunder shall be convertible into Conversion Shares in accordance with the terms of Section 2.2 of the Purchase Agreement. As promptly as practicable after the conversion of this Note, the Company at its expense shall issue and deliver to the holder of this Note, upon surrender of the Note, a certificate or certificates for the number of full Conversion Shares issuable upon such conversion.

4. Amendments and Waivers; Resolutions of Dispute; Notice. The amendment or waiver of any term of this Note, the resolution of any controversy or claim arising out of or relating to this Note and the provision of notice shall be conducted pursuant to the terms of the Purchase Agreement.

5. Successors and Assigns. This Note applies to, inures to the benefit of, and binds the successors and assigns of the parties hereto; provided, however, that the Company may not assign its obligations under this Note without the written consent of the Requisite Noteholders. Any transfer of this Note may be effected only pursuant to the Purchase Agreement and by surrender of this Note to the Company and reissuance of a new note to the transferee. The Lender and any subsequent holder of this Note receives this Note subject to the foregoing terms and conditions, and agrees to comply with the foregoing terms and conditions for the benefit of the Company and any other Lenders.

6. Officers and Directors not Liable. In no event shall any officer or director of the Company be liable for any amounts due and payable pursuant to this Note.

7. Expenses. The Company hereby agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys’ fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by declaration or otherwise (collectively, “Costs”). The Company agrees that any delay on the part of the holder in exercising any rights hereunder will not operate as a waiver of such rights. The holder of this Note shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies, and no waiver of any kind shall be valid unless in writing and signed by the party or parties waiving such rights or remedies.

8. Governing Law. This Note shall be governed by and construed under the laws of the State of Delaware as applied to other instruments made by Delaware residents to be performed entirely within the State of Delaware. Notwithstanding any provision of this Convertible Promissory Note to the contrary, this Convertible Promissory Note shall be (to the extent necessary to satisfy the requirements of Section 22062(b)(3)(D) of the California Financial Code) subject to the implied covenant of good faith and fair dealing arising under Section 1655 of the California Civil Code.

[Signature page follows]

PURE BIOSCIENCE, INC.

By:
Name:	Robert Bartlett
Title:	Chief Executive Officer & President

Exhibit B

RULE 506(D) BAD ACTOR REPRESENTATIONS

No Lender:

(i) Has been convicted, within ten years before such sale (or five years, in the case of issuers, their predecessors and affiliated issuers), of any felony or misdemeanor:

(A) In connection with the purchase or sale of any security;

(B) Involving the making of any false filing with the Commission; or

(C) Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(ii) Is subject to any order, judgment or decree of any court of competent jurisdiction, entered within five years before such sale, that, at the time of such sale, restrains or enjoins such person from engaging or continuing to engage in any conduct or practice:

(A) In connection with the purchase or sale of any security;

(B) Involving the making of any false filing with the Commission; or

(C) Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(iii) Is subject to a final order of a state securities commission (or an agency or officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the U.S. Commodity Futures Trading Commission; or the National Credit Union Administration that:

(A) At the time of such sale, bars the person from:

(1) Association with an entity regulated by such commission, authority, agency, or officer;

(2) Engaging in the business of securities, insurance or banking; or

(3) Engaging in savings association or credit union activities; or

(B) Constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within ten years before such sale;

(iv) Is subject to an order of the Commission entered pursuant to section 15(b) or 15B(c) of the Securities Exchange Act of 1934 (15 U.S.C. 78 o (b) or 78 o -4(c)) or section 203(e) or (f) of the Investment Advisers Act of 1940 (15 U.S.C. 80b-3(e) or (f)) that, at the time of such sale:

(A) Suspends or revokes such person’s registration as a broker, dealer, municipal securities dealer or investment adviser;

(B) Places limitations on the activities, functions or operations of such person; or

(C) Bars such person from being associated with any entity or from participating in the offering of any penny stock;

(v) Is subject to any order of the Commission entered within five years before such sale that, at the time of such sale, orders the person to cease and desist from committing or causing a violation or future violation of:

(A) Any scienter-based anti-fraud provision of the federal securities laws, including without limitation section 17(a)(1) of the Securities Act of 1933 (15 U.S.C. 77q(a)(1)), section 10(b) of the Securities Exchange Act of 1934 (15 U.S.C. 78j(b)) and 17 CFR 240.10b-5, section 15(c)(1) of the Securities Exchange Act of 1934 (15 U.S.C. 78 o (c)(1)) and section 206(1) of the Investment Advisers Act of 1940 (15 U.S.C. 80b-6(1)), or any other rule or regulation thereunder; or

(B) Section 5 of the Securities Act of 1933 (15 U.S.C. 77e).

(vi) Is suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade;

(vii) Has filed (as a registrant or issuer), or was or was named as an underwriter in, any registration statement or Regulation A offering statement filed with the Commission that, within five years before such sale, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, at the time of such sale, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued; or

(viii) Is subject to a United States Postal Service false representation order entered within five years before such sale, or is, at the time of such sale, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.